Exhibit 10.3 RALLIANT CORPORATION 2025 STOCK INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT Unless otherwise defined herein, the terms defined in the Ralliant Corporation 2025 Stock Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement, including any additional terms and conditions for the Participant's country set forth in the addendum attached thereto as Addendum B (the “Addendum B”) (collectively, the “Agreement”). II. NOTICE OF GRANT Name: The undersigned Participant has been granted an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and the Agreement, as follows (each of the following capitalized terms are defined terms having the meaning indicated below): Date of Grant Number of Restricted Stock Units Vesting Schedule: Time-Based Vesting Criteria The RSUs will vest pursuant to the Vesting Schedule noted above. Performance Objective Set forth on Addendum A (if applicable) III. AGREEMENT 1. Grant of RSUs. Ralliant Corporation (the “Company”) hereby grants to the Participant named in this Notice of Grant (the “Participant”), an Award of Restricted Stock Units (“RSUs”) subject to the terms and conditions of the Agreement and the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the Agreement, the terms and conditions of the Plan shall prevail. 2. Vesting. (a) Vesting Schedule. Except as may otherwise be set forth in the Agreement or in the Plan, with respect to each Tranche of RSUs granted under this Agreement (a “Tranche” consists of all RSUs as to which the Time-Based Vesting Criteria are scheduled to be satisfied on the same date), the Tranche shall not vest unless (i) the Participant continues to be actively employed with the Company or an Eligible Subsidiary for the period required to satisfy the Time-Based Vesting Criteria applicable to such Tranche (the date on which the Time-Based Vesting Criteria applicable to a Tranche are scheduled to be satisfied is the “Time-Based Vesting Date”), and (ii) the Performance Objective applicable to such RSUs, if any, is satisfied on or prior to the Time-Based Vesting Date. Vesting shall be determined separately for each Tranche. The Performance Objective (if any) and Time-Based Vesting Criteria applicable to any Tranche are collectively referred to as “Vesting Conditions,” and the date upon which all Vesting Conditions applicable to that Tranche are satisfied is referred to as the “Vesting Date” for such Tranche. The Vesting Conditions shall be established by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (or by one or more members of Company management, if such power has been delegated in accordance with the Plan and applicable law) and reflected in the account maintained for the Participant by an external third party administrator of the RSU awards. Further, during any approved leave of absence (and without limiting the application of any other rules governing leaves of absence that the Committee may approve from time to time pursuant to the Plan), to the extent permitted by applicable law the Committee shall have discretion to provide that the vesting of the RSUs shall be frozen as of the first day of the leave (or as of any subsequent day during such leave, as applicable) and shall not resume until and unless the Participant returns to active employment. (b) Performance Objective. The Committee shall determine whether the Performance Objective applicable to an RSU, if any, has been met, and such determination shall be final and conclusive. Until the Committee has made such a determination, the Performance Objective (if any) may not be considered to have been satisfied. Notwithstanding any determination by the Committee that the Performance Objective (if any) has been attained with respect to a particular Tranche, such Tranche shall not be considered to have vested unless and until the Participant has satisfied the Time-Based Vesting Criteria applicable to such Tranche. (c) Fractional RSU Vesting. In the event the Participant is vested in a fractional portion of an RSU (a “Fractional Portion”), such Fractional Portion will be rounded up and converted into a whole share of Common Stock (“Share”) and issued to the Participant. (d) Addenda. The provisions of Addendum A (if any) and Addendum B are incorporated by reference herein and made a part of the Agreement, and to the extent any provision in Addendum A (if any) or Addendum B conflicts with any provision set forth elsewhere in the Agreement (including without limitation any provisions relating to Retirement), the provision set forth in Addendum A (if any) or Addendum B shall control. 3. Form and Timing of Payment; Conditions to Issuance of Shares. (a) Form and Timing of Payment. The award of RSUs represents the right to receive a number of Shares equal to the number of RSUs that vest pursuant to the Vesting Conditions. Unless and until the RSUs have vested in the manner set forth in Sections 2 and 4, the Participant shall have no right to payment of any such RSUs. Prior to actual issuance of any Shares underlying the RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Subject to the other terms of the Plan and the Agreement, any Tranche that vests in accordance with Sections 2 and 4 will be paid to the Participant in whole Shares within 90 days of the Vesting Date for that Tranche. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Committee may require the Participant to take any reasonable action in order to comply with any such rules or regulations. (b) Acknowledgment of Potential Securities Law Restrictions. Unless a registration statement under the Securities Act covers the Shares issued upon vesting of an RSU, the Committee may require that the Participant agree in writing to acquire such Shares for investment and not for public resale or distribution, unless and until the Shares subject to the RSUs are registered under the Securities Act. The Committee may also require the Participant to acknowledge that he or she shall not sell or transfer such Shares except in compliance with all applicable laws, and may apply such other restrictions as it deems appropriate. The Participant acknowledges that the U.S. federal securities laws prohibit trading in the stock of the Company by persons who are in possession of material, non-public information, and also acknowledges and understands the other restrictions set forth in the Company’s Insider Trading Policy. 4. Termination of Employment. (a) General. In the event the Participant’s active employment or other active service- providing relationship with the Company or an Eligible Subsidiary terminates for any reason (other than death, Early Retirement, Enhanced Retirement or Full Retirement), all RSUs that are unvested as of termination shall automatically terminate as of the date of termination and the Participant’s right to receive further RSUs under the Plan shall also terminate as of the date of termination. For purposes of the RSUs, the Participant’s employment will be considered terminated as of the date the Participant is no longer actively providing services to the Company or an Eligible Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment or service agreement, if any). The Committee shall have discretion to determine whether the Participant has ceased to be actively employed by (or, if the Participant is a consultant or director, has ceased actively providing services to) the Company or Eligible Subsidiary, and the effective date on which such active employment (or active service-providing relationship) terminated. The Participant’s active employer-employee or other active service-providing relationship will not be extended by any notice period mandated under applicable law (e.g., active employment shall not include any contractual notice period, a period of “garden leave”, paid administrative leave or similar period mandated under employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment or service agreement, if any). Unless the Committee provides otherwise (1) termination of the Participant’s employment will include instances in which the Participant is terminated and immediately rehired as an independent contractor, and (2) the spin-off, sale, or disposition of the Participant’s employer from the Company or an Eligible Subsidiary (whether by transfer of shares, assets or otherwise) such that the Participant’s employer no longer constitutes an Eligible Subsidiary will constitute a termination of employment or service. (b) Death. Upon the Participant’s death, a pro rata amount of each unvested Tranche shall become vested based on the number of complete twelve-month periods between the Date of Grant and the date of the Participant’s death divided by the total number of twelve-month periods between the Date of Grant and the Time-Based Vesting Date applicable to such Tranche. Notwithstanding anything in the Plan or the Agreement to the contrary, for purposes of this Section, any partial twelve-month period between the Date of Grant and the date of death shall be considered a complete twelve-month period and any Fractional Portion that results from applying the pro rata methodology shall be rounded up to a whole Share. (c) Retirement. (i) Early Retirement. If the Participant’s active employment or other active service-providing relationship with the Company or Eligible Subsidiary terminates as a result of Early Retirement, then, unless contrary to applicable law, with respect to each Tranche that is unvested as of the Early Retirement date, a pro-rata portion of such Tranche shall remain outstanding and will vest as of the Time-Based Vesting Date for such Tranche, but if and only if the Performance Objective (if any) is satisfied on or prior to such Time-Based Vesting Date. The pro-rata portion of each unvested Tranche that shall continue vesting shall be determined by multiplying (1) the total number of RSUs in such Tranche by (2) the quotient of (A) the number of full or partial months worked by the Participant from the Date of Grant to the Early Retirement date, divided by (B) the total number of months in the original time-based vesting schedule of the Tranche (the “Retirement Proration Quotient”), provided that the Retirement Proration Quotient shall never be greater than 1.0. “Early Retirement” shall mean the Participant’s voluntary termination of employment on or after attainment of age fifty-five (55) at a time when the Participant’s age plus years of service with the Company or an Eligible Subsidiary is greater than or equal to sixty-five (65). (ii) Enhanced Retirement. In the event the Participant’s active employment or other active service-providing relationship with the Company or Eligible Subsidiary terminates as a result of Enhanced Retirement, then, unless contrary to applicable law, the Participant shall become vested in a pro-rata portion of each Tranche that is unvested as of the Enhanced Retirement date, but if any only if the Performance Objective (if any) is satisfied on or prior to such Time-Based Vesting Date. Such pro-rata portion of each Tranche that shall continue vesting shall be determined by multiplying (1) the total number of RSUs in such Tranche by (2) the Retirement Proration Quotient assuming for purposes of such formula that the Participant’s termination of employment occurred on the one year anniversary of the Participant’s Enhanced Retirement date, provided that the Retirement Proration Quotient shall never be greater than 1.0. “Enhanced Retirement” shall mean the Participant’s voluntary termination of employment on or after attainment of age sixty (60) at a time when the sum of the Participant’s age plus years of service with the Company or an Eligible Subsidiary is greater than or equal to seventy (70). (iii) Full Retirement. Upon termination of employment by reason of the Participant’s Full Retirement, unless contrary to applicable law, with respect to each Tranche that is unvested as of the Full Retirement date, such Tranche will vest in full as of the Time-Based Vesting Date for such Tranche, but if and only if the Performance Objective (if any) is satisfied on or prior to such Time- Based Vesting Date. “Full Retirement” shall mean the Participant’s voluntary termination of employment, either (1) on or after attainment of age sixty-two (62) at a time when the sum of the Participant’s age plus years of service with the Company or an Eligible Subsidiary is greater than or equal to eighty (80) or (2) Normal Retirement. (iv) Notwithstanding the foregoing, if the Company receives an opinion of counsel that there has been a legal judgment and/or legal development in the Participant’s jurisdiction that likely would result in the favorable Retirement treatment (including Early Retirement, Enhanced Retirement or Full Retirement) that otherwise would apply to the RSUs pursuant to this Section 4(c) being deemed unlawful, then the Company will not apply the favorable Retirement treatment at the time of the Participant’s termination of service or employment and the RSUs will be treated as they would under the rules that otherwise would have applied if the Participant did not qualify for Retirement pursuant to this Section 4(c). (d) Gross Misconduct. If the Participant’s employment with the Company or an Eligible Subsidiary is terminated for Gross Misconduct, the Participant’s unvested RSUs shall automatically terminate as of the time of termination without consideration. The Participant acknowledges and agrees that the Participant’s termination of employment shall also be deemed to be a termination of employment by reason of the Participant’s Gross Misconduct if, after the Participant’s employment has terminated, facts and circumstances are discovered or confirmed by the Company that would have justified a termination for Gross Misconduct. (e) Violation of Post-Employment Covenant. To the extent that any of the Participant’s RSUs remain outstanding under the terms of the Plan or the Agreement after termination of the Participant’s employment or service with the Company or an Eligible Subsidiary, such RSUs shall expire as of the date the Participant violates any covenant not to compete or other post-employment covenant that exists between the Participant on the one hand and the Company or any subsidiary of the Company, on the other hand.

(f) Substantial Corporate Change. Upon a Substantial Corporate Change, the Participant’s unvested RSUs will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of the RSUs, or the substitution for such RSUs of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the RSUs will continue in the manner and under the terms so provided. 5. Non-Transferability of RSUs. Unless the Committee determines otherwise in advance in writing, RSUs may not be transferred in any manner otherwise than by will or by the applicable laws of descent or distribution. The terms of the Plan and the Agreement shall be binding upon the executors, administrators, heirs and permitted successors and assigns of the Participant. 6. Amendment of RSUs or Plan. (a) The Plan and the Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. The Participant expressly warrants that he or she is not accepting the Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Board may amend, modify or terminate the Plan or any award in any respect at any time; provided, however, that modifications to the Agreement or the Plan that materially and adversely affect the Participant’s rights hereunder can be made only in an express written contract signed by the Company and the Participant. Notwithstanding anything to the contrary in the Plan or the Agreement, the Company reserves the right to revise the Agreement and the Participant’s rights under outstanding RSUs as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, (1) upon a Substantial Corporate Change, (2) as required by law, or (3) to comply with Section 409A of the Internal Revenue Code of 1986 (“Section 409A”) or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award. (b) The Participant acknowledges and agrees that if the Participant changes classification from a full-time employee to a part-time employee the Committee may in its sole discretion reduce or eliminate the Participant’s unvested RSUs. 7. Responsibility for Taxes. (a) Withholding Taxes. Regardless of any action the Company or any Subsidiary employing the Participant (the “Employer”) takes with respect to any or all federal, state, local or foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items (“Tax Related Items”), the Participant acknowledges that the ultimate liability for all Tax Related Items associated with the RSUs is and remains the Participant’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer and that the Company and the Employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the delivery of the Shares, the subsequent sale of Shares acquired at vesting and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax Related Items. Further, if the Participant is subject to tax in more than one jurisdiction, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related Items in more than one jurisdiction. (b) Prior to the relevant taxable event, the Participant shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations for Tax Related Items of the Company and/or the Employer. In this regard, the Participant authorizes the Company and the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax Related Items legally payable by the Participant (with respect to the RSUs granted hereunder as well as any equity awards previously received by the Participant under any Company stock plan) by one or a combination of the following: (i) requiring the Participant to pay Tax Related Items in cash with a cashier’s check or certified check or by wire transfer of immediately available funds; (ii) withholding cash from the Participant’s wages or other compensation payable to the Participant by the Company and/or the Employer; (iii) arranging for the sale of Shares otherwise issuable to the Participant upon payment of the RSUs (on the Participant’s behalf and at the Participant’s direction pursuant to this authorization), including the sale of Shares prior to such scheduled payment date; (iv) withholding from the proceeds of the sale of Shares acquired upon payment on the RSUs; (v) withholding in Shares otherwise issuable to the Participant, provided that the Company withholds only the amount of Shares necessary to satisfy the statutory withholding amount (or such other amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity) using the Fair Market Value of the Shares on the date of the relevant taxable event; or (vi) any method determined by the Committee to be in compliance with applicable laws. Depending on the withholding method, the Company and/or Employer may withhold or account for Tax Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in the Participant’s jurisdiction(s). In the event of over-withholding, the Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares, or if not refunded, the Participant may seek a refund from the applicable tax authorities. In the event of under-withholding, the Participant may be required to pay additional Tax Related Items directly to the applicable tax authorities or to the Company and/or the Employer. If the obligation for Tax Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of Shares is held back solely for purposes of paying the Tax Related Items. The Participant agrees to pay to the Company or the Employer any amount Tax Related Items that the Company and/or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver to the Participant any Shares or proceeds from the sale of Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Related Items. (c) Code Section 409A. The intent of the parties is that payments and benefits under the Agreement comply with Section 409A of Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Agreement shall be interpreted and be administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have separated from service with the Company for purposes of the Agreement and no payment shall be due to the Participant under the Agreement on account of a separation from service until the Participant would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Any payments described in the Agreement that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Agreement, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under the Agreement or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). The Company makes no representation that any or all of the payments described in the Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A. For purposes of making a payment under the Agreement, if any amount is payable as a result of a Substantial Corporate Change, such event must also constitute a “change in ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A. 8. Nature of Grant. In accepting the RSUs, the Participant acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the Plan is operated and the RSUs are granted solely by the Company, and only the Company is a party to the Agreement; accordingly, any rights the Participant may have under the Agreement, including related to the RSUs, may be raised only against the Company and not any other Subsidiary (including, but not limited to, the Employer); (c) no Subsidiary (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Participant under this Agreement); (d) the award of RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs or benefits in lieu of RSUs or other equity awards, even if RSUs have been awarded in the past; (e) all decisions with respect to future equity awards, if any, will be at the sole discretion of the Company; (f) the Participant’s participation in the Plan is voluntary; (g) the award of RSUs and Shares subject to the RSUs, and the income from and value of same, are an extraordinary item that (i) does not constitute compensation of any kind for services of any kind rendered to the Company or any Subsidiary, and (ii) is outside the scope of Participant’s employment or service contract, if any; (h) the award of RSUs and Shares subject to the RSUs, and the income and value of same, are not intended to replace any pension rights or compensation; (i) the award of RSUs and Shares subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary; (j) unless otherwise expressly agreed with the Company, the RSUs and Shares subject to the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any Subsidiary; (k) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (l) the value of the Shares acquired upon vesting/settlement of the RSUs may increase or decrease in value; (m) in consideration of the award of RSUs, no claim or entitlement to compensation or damages shall arise from termination of the award or from any diminution in value of the RSUs or Shares upon vesting of the RSUs resulting from (i) termination of the Participant’s employment or continuous service by the Company or any Subsidiary (for any reason whatsoever and whether or not in breach of applicable labor laws of the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and/or (ii) application of any clawback or recovery policy as described in Section 25 of the Agreement; (n) neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Participant's local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to the Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon vesting; (o) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or the Participant’s acquisition or sale of the underlying Shares; and (p) the Participant should consult with the Participant’s own personal tax, legal and financial advisors regarding the Participant’s participation in the Plan before taking any action related to the Plan. 9. Rights as Shareholder. Until all requirements for vesting of the RSUs pursuant to the terms of the Agreement and the Plan have been satisfied, the Participant shall not be deemed to be a shareholder of the Company, and shall have no dividend rights or voting rights with respect to the RSUs or any Shares underlying or issuable in respect of such RSUs until such Shares are actually issued to the Participant. 10. No Employment Contract. Nothing in the Plan or the Agreement constitutes an employment contract between the Company and the Participant and the Agreement shall not confer upon the Participant any right to continuation of employment or service with the Company or any of its Subsidiaries, nor shall the Agreement interfere in any way with the Company’s or any of its Subsidiaries right to terminate the Participant’s employment or service at any time, with or without cause (subject to any employment agreement a Participant may otherwise have with the Company or a Subsidiary thereof and/or applicable law). 11. Board Authority. The Board and/or the Committee shall have the power to interpret the Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any RSUs have vested). All interpretations and determinations made by the Board and/or the Committee in good faith shall be final and binding upon the Participant, the Company and all other interested persons and such determinations of the Board and/or the Committee do not have to be uniform nor do they have to consider whether Plan participants are similarly situated. No member of the Board and/or the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Agreement.

12. Headings. The captions used in the Agreement and the Plan are inserted for convenience and shall not be deemed to be a part of the RSUs for construction and interpretation. 13. Electronic Delivery. (a) If the Participant executes the Agreement electronically, for the avoidance of doubt, the Participant acknowledges and agrees that his or her execution of the Agreement electronically (through an on-line system established and maintained by the Company or a third party designated by the Company, or otherwise) shall have the same binding legal effect as would execution of the Agreement in paper form. The Participant acknowledges that upon request of the Company he or she shall also provide an executed paper form of the Agreement. (b) If the Participant executes the Agreement in paper form, for the avoidance of doubt, the parties acknowledge and agree that it is their intent that any agreement previously or subsequently entered into between the parties that is executed electronically shall have the same binding legal effect as if such agreement were executed in paper form. (c) If the Participant executes the Agreement multiple times (for example, if the Participant first executes the Agreement in electronic form and subsequently executes the Agreement in paper form), the Participant acknowledges and agrees that (i) no matter how many versions of the Agreement are executed and in whatever medium, the Agreement only evidences a single award relating to the number of RSUs set forth in the Notice of Grant and (ii) the Agreement shall be effective as of the earliest execution of the Agreement by the parties, whether in paper form or electronically, and the subsequent execution of the Agreement in the same or a different medium shall in no way impair the binding legal effect of the Agreement as of the time of original execution. (d) The Company may, in its sole discretion, decide to deliver by electronic means any documents related to the RSUs, to participation in the Plan, or to future awards granted under the Plan, or otherwise required to be delivered to the Participant pursuant to the Plan or under applicable law, including but not limited to, the Plan, the Agreement, the Plan prospectus and any reports of the Company generally provided to shareholders. Such means of electronic delivery may include, but do not necessarily include, the delivery of a link to the Company’s intranet or the internet site of a third party involved in administering the Plan, the delivery of documents via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company. By executing the Agreement, the Participant hereby consents to receive such documents by electronic delivery. At the Participant’s written request to the Secretary of the Company, the Company shall provide a paper copy of any document at no cost to the Participant. 14. Data Privacy Notice and Consent. (a) By accepting the RSUs, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant's personal data as described in the Agreement by and among, as applicable, the Employer, the Company and its other Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant's participation in the Plan. (b) The Participant understands that the Company, the Employer and other Subsidiaries may hold certain personal information about the Participant, including, but not limited to, the Participant's name, home address and telephone number, email address, date of birth, social security number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant's favor (“Data”), for the purpose of implementing, administering and managing the Plan. (c) The Participant understands that Data will be transferred to Fidelity Stock Plan Services LLC, or such other stock plan service provider as may be selected by the Company in the future, which assist in the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient's country (e.g. the United States) may have different data privacy laws and protections than the Participant's country. The Participant understands that if he or she resides outside the United States, the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant's local human resources representative. The Participant authorizes the Company, Fidelity Stock Plan Services LLC and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant's participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the RSUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant's participation in the Plan. The Participant understands that if the Participant resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Participant's local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, the Participant's employment status with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant RSUs or other equity awards to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing the Participant's consent may affect his or her ability to participate in the Plan. For more information on the consequences of the Participant's refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative. (d) Upon request of the Company or the Employer, the Participant agrees to provide a separate executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from the Participant for the purpose of administering the Participant's participation in the Plan in compliance with the data privacy laws in the Participant's country, either now or in the future. The Participant understands and agrees that he or she will not be able to participate in the Plan if the Participant fails to provide any such consent or agreement requested by the Company and/or the Employer. 15. Waiver of Right to Jury Trial. Each party, to the fullest extent permitted by law, waives any right or expectation against the other to trial or adjudication by a jury of any claim, cause or action arising with respect to the RSUs or hereunder, or the rights, duties or liabilities created hereby. 16. Agreement Severable. In the event that any provision of the Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of the Agreement. 17. Governing Law and Venue. The laws of the State of Delaware (other than its choice of law provisions) shall govern the Agreement and its interpretation. For purposes of litigating any dispute that arises with respect to the RSUs, the Agreement or the Plan, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the courts of New Castle County, or the United States Federal court for the District of Delaware, and no other courts; and waive, to the fullest extent permitted by law, any objection that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in any such court is improper or that such proceedings have been brought in an inconvenient forum. Any claim under the Plan, the Agreement or any award must be commenced by the Participant within twelve (12) months of the earliest date on which the Participant’s claim first arises, or the Participant’s cause of action accrues, or such claim will be deemed waived by the Participant. 18. Language. The Participant acknowledges and represents that the Participant is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Participant to understand the terms of the Agreement and any other documentation related to the Plan. If the Participant has received the Plan, the Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise prescribed by applicable law. 19. Severability. The provisions of the Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 20. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or of any subsequent breach by the Participant or any other participant. 21. Insider Trading/Market Abuse Laws. The Participant acknowledges that, depending on the Participant’s or the Participant’s broker’s country of residence or where the Company Shares are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to accept, acquire, sell or otherwise dispose of Company Shares, rights to the Shares (e.g., RSUs) or rights linked to the value of the Shares (e.g., phantom awards, futures) during such times as the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant's country. Local insider trading laws and regulations may prohibit the cancellation or amendment or orders the Participant placed before the Participant possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Participant should consult with his or her own personal legal and financial advisors on this matter. 22. Foreign Asset/Account Reporting Requirements and Exchange Controls. The Participant’s country may have certain foreign asset and/or foreign account reporting requirements and exchange controls which may affect the Participant's ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including any dividends paid on Shares, sale proceeds resulting from the sale of Shares acquired under the Plan) in a brokerage or bank account outside the Participant's country. The Participant may be required to report such accounts, assets, or transactions to the tax or other authorities in the Participant's country. The Participant may be required to repatriate sale proceeds or other funds received as a result of the Participant's participation in the Plan to the Participant's country through a designated bank or broker within a certain time after receipt. The Participant acknowledges that it is the Participant's responsibility to be compliant with such regulations and the Participant should consult his or her personal legal advisor for any details. 23. Addendum B. Notwithstanding any provisions in the Agreement, the RSUs and any Shares subject to the RSUs shall be subject to any additional terms and conditions for the Participant's country of employment and country of residence, if different, as set forth in Addendum B. Moreover, if the Participant relocates to one of the countries including in Addendum B, the additional terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons and provided the imposition of the term or condition will not result in any adverse accounting expense with respect to the RSUs (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). Addendum B constitutes part of the Agreement. 24. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant's participation in the Plan, on the RSUs and on any Shares subject to the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons and provided the imposition of the term or condition will not result in any adverse accounting expense to the Company, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 25. Clawback. The RSUs granted pursuant to the Agreement are subject to the terms of the Ralliant Corporation Clawback Policy as it exists from time to time (a copy of which is available on the Company’s internal website) (the “Policy”) if and to the extent such Policy by its terms applies to the RSUs, and to the terms required by applicable laws, rules, regulations or stock exchange listing standards; and the terms of the Policy and such applicable law are incorporated by reference herein and made a part hereof. For purposes of the foregoing, the Participant expressly and explicitly authorizes the Company to issue instructions, on the Participant’s behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold the Participant’s Shares and other amounts acquired pursuant to the Participant’s RSUs, to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company upon the Company’s enforcement of the Policy. To the extent that the Agreement and the Policy conflict, the terms of the Policy shall prevail. 26. Notices. The Company may, directly or through its third party stock plan administrator, endeavor to provide certain notices to the Participant regarding certain events relating to awards that the Participant may have received or may in the future receive under the Plan, such as notices reminding the Participant of the vesting or expiration date of certain awards. The Participant acknowledges and agrees that (1) the Company has no obligation (whether pursuant to the Agreement or otherwise) to provide any such notices; (2) to the extent the Company does provide any such notices to the Participant the Company does not thereby assume any obligation to provide any such notices or other notices; and (3) the Company, its Subsidiaries and the third party stock plan administrator have no liability for, and the Participant has no right whatsoever (whether pursuant to the Agreement or otherwise) to make any claim against the Company, any of its Subsidiaries or the third party stock plan administrator based on any allegations of, damages or harm suffered by the Participant as a result of the Company’s failure to provide any such notices or the Participant’s failure to receive any such notices. 27. Consent and Agreement With Respect to Plan. The Participant (a) acknowledges that the Plan and the prospectus relating thereto are available to the Participant on the website maintained by the Company’s third party stock plan administrator; (b) represents that he or she has read and is familiar with the terms and provisions thereof, has had an opportunity to obtain the advice of counsel of his or her choice prior to executing the Agreement and fully understands all provisions of the Agreement and the Plan; (c) accepts these RSUs subject to all of the terms and provisions thereof; (d) consents and agrees to all amendments that have been made to the Plan since it was adopted in 2025 (and for the avoidance of doubt consents and agrees to each amended term reflected in the Plan as in effect on the date of the Agreement), and consents and agrees that all options and restricted stock units, if any, held by the Participant that were previously granted under the Plan as it has existed from time to time are now governed by the Plan as in effect on the date of the Agreement (except to the extent the Committee has expressly provided that a particular Plan amendment does not apply retroactively); and (e) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement. [If the Agreement is signed in paper form, complete and execute the following:] PARTICIPANT _______________________________________ Signature ___________________________________ Participant Name ADDENDUM B RALLIANT CORPORATION 2025 STOCK INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT This Addendum includes additional terms and conditions applicable to the Participant's RSUs granted if the Participant resides in one of the countries listed below. Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Notice of Grant, the Agreement or the Plan. This Addendum may also include information regarding exchange controls, tax and certain other issues of which the Participant should be aware with respect to the Participant’s participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect as of April 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information contained herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time Participant vests in the RSUs or sells the Shares acquired under the Plan. In addition, the information contained herein in general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of any particular result. Accordingly, the Participant should seek appropriate professional advice as to how the relevant laws in Participant’s country apply to the Participant’s specific situation. If the Participant is a citizen or resident (or is considered as such for local tax purposes) of a country other than the one in which the Participant is currently residing and/or working, or if the Participant transfers employment and/or residency to another country after the grant of the RSUs, the information contained herein may not be applicable to the Participant in the same manner. PARTICIPANTS IN THE EUROPEAN UNION (“EU”) / EUROPEAN ECONOMIC AREA, INCLUDING THE UNITED KINGDOM AND SWITZERLAND (“EEA+”) 1. Data Privacy. If the Participant resides and/or is employed in the EEA+, the following provision replaces Section 14 of the Agreement: The Company is located at 4114 Center at North Hills Street, Suite, 400 Raleigh NC 27609 United States of America and grants RSUs under the Plan to employees of the Company and its Subsidiaries in its sole discretion. The Participant should review the following information about the Company’s data processing practices. (a) Data Collection, Processing and Usage. Pursuant to applicable data protection laws, the Participant is hereby notified that the Company collects, processes, and uses certain personally-identifiable information about the Participant; specifically, including the Participant’s name, home address, email address and telephone number, date of birth, social insurance number or other number, salary, citizenship, job title, any Shares or directorships held in the Company, and details of all RSUs or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Participant's favor, which the Company receives from the Participant or the Employer. In granting the RSUs under the Plan, the Company will collect the Participant's personal data for purposes of allocating Shares and implementing, administering and managing the Plan. The Company collects, processes and uses the Participant's personal data pursuant to the Company’s legitimate interest of managing the Plan and generally administering employee equity awards and to satisfy its contractual obligations under the terms of the Agreement. The Participant's refusal to provide personal data may affect the Participant's ability to participate in the Plan. As such, by participating in the Plan, the Participant voluntarily acknowledges the collection, processing and use, of the Participant's personal data as described herein. (b) Stock Plan Administration Service Provider. The Company transfers participant data to Fidelity Stock Plan Services LLC, an independent service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan (the “Stock Plan Administrator”). In the future, the Company may select a different Stock Plan Administrator and share the Participant’s personal data with another company that serves in a similar manner. The Stock Plan Administrator will open an account for the Participant to receive and trade Shares acquired under the Plan. The Participant will be asked to agree on separate terms and data processing practices with the Stock Plan Administrator, which is a condition to the Participant’s ability to participate in the Plan. (c) International Data Transfers. The Company and the Stock Plan Administrator are based in the United States. The Company can only meet its contractual obligations to the Participant if the Participant’s personal data is transferred to the United States. Where a legally recognized safeguard is required in order to transfer Participant’s Data outside of its originating territory, the Company will rely on standard contractual clauses adopted and approved by the European Commission or other governing body with competent jurisdiction. Where no such clauses are in place between the exporting and importing entities, then the transfer shall be a necessary restricted transfer in connection with the performance of a contract to which the data subject is a party. (d) Data Retention. The Company will use the Participant’s personal data only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This may mean that Participant’s data is retained until after the Participant’s termination of employment, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, archiving, back-up and deletion purposes. (e) Data Subjects Rights. The Participant may have a number of rights under data privacy laws in the Participant’s country of residence. For example, the Participant’s rights may include the right to (i) request access or copies of personal data the Company processes, (ii) request rectification of incorrect data, (iii) request deletion of data, (iv) place restrictions on processing, (v) lodge complaints with competent authorities in the Participant’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Participant’s personal data. To receive clarification regarding the Participant’s rights or to exercise his or her rights, the Participant can consult his or her employing entity's Staff-Facing Privacy Notice or contact his or her local human resources representative. PARTICIPANTS IN BELGIUM Foreign Asset/Account Reporting Information Belgian residents are required to report any security (e.g., the Shares acquired under the Plan) or bank accounts (including brokerage accounts) opened and maintained outside of Belgium on their annual tax return. The Participant will also be required to complete a separate report providing the National Bank of Belgium with details regarding any such account (including the account number, the name of the bank in which such account is held and the country in which such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. Stock Exchange Tax A stock exchange tax applies to transactions executed by a Belgium resident through a non-Belgian financial intermediary. The stock exchange tax likely will apply when Shares are sold. The Participant should consult with his or her personal tax advisor for additional details on the Participant’s obligations with respect to the stock exchange tax. Annual Securities Account Tax An annual securities accounts tax may be payable if the total value of securities held in a Belgian or foreign securities account (e.g., Shares acquired under the Plan) exceeds a certain threshold on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). In such case, the tax will be due on the value of the qualifying securities held in such account. The Participant should consult with his or her personal tax advisor regarding the application of this tax. PARTICIPANTS IN BRAZIL Labor Law Policy and Acknowledgement This provision supplements Section 8 of the Agreement: By accepting the RSUs, the Participant agrees that (a) he or she is making an investment decision, (b) the Shares will be issued to the Participant only if the vesting conditions are met, and (c) the value of the underlying Shares is not fixed and may increase or decrease in value over the vesting period without compensation to the Participant. Further, the Participant agrees that, for all legal purposes, (a) the benefits provided to the Participant under the Plan are the result of commercial transactions unrelated to the Participant's employment; (b) the Plan is not a part of the terms and conditions of the Participant's employment; and (c) the income from the RSUs, if any, is not part of the Participant's remuneration from employment. Compliance with Law By accepting the RSUs, the Participant acknowledges his or her agreement to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the vesting/settlement of the RSUs, and the sale of the Shares acquired under the Plan and the receipt of any dividends paid on such Shares. Foreign Asset/Account Reporting Information If the Participant is a resident or domiciled in Brazil, the Participant will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights exceeds US$1,000,000. Assets and rights that must be reported include any shares acquired under the Plan and may include RSUs. Foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. Tax on Financial Transactions (IOF) Payments to foreign countries and repatriation of funds into Brazil, and the conversion between BRL and USD associated with such fund transfers, may be subject to the Tax on Financial Transaction. It is the Participant’s responsibility to comply with any applicable Tax on Financial Transaction arising from participation in the Plan. The Participant should consult with his or her personal tax advisor for additional details.

PARTICIPANTS IN CANADA RSUs Payable Only in Shares RSUs granted to Participants in Canada shall be settled in Shares only. In no event shall any of the RSUs be paid in cash, notwithstanding any discretion contained in the Plan, or any provision in the Agreement to the contrary. IMPORTANT ACKNOWLEDGMENT. In accepting this RSU grant, the Participant acknowledges that the Participant has received a copy of the Plan and the Agreement and reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement. THE PARTICIPANT FURTHER SPECIFICALLY ACKNOWLEDGES THAT THE PARTICIPANT HAS READ AND EXPRESSLY ACCEPTS SECTION 4 (TERMINATION OF EMPLOYMENT) OF THIS AGREEMENT, AS AMENDED BY THE FOLLOWING APPENDIX PROVISION: Termination of Employment This provision replaces the second paragraph of Section 4 of the Agreement: For purposes of the RSUs, the Participant’s employment will be considered terminated as of the date that is the earlier of (1) the date of termination of the participant’s employer-employee or service-providing relationship; (2) the date on which the Participant receives written notice of termination; or (3) the date the Participant is no longer actively employed or actively providing services to the Company or an Eligible Subsidiary regardless of any notice period or period of pay in lieu of such notice mandated under applicable laws (including, but not limited to, statutory law and/or common law); the Committee shall have discretion to determine whether the Participant has ceased to be actively employed by (or, if the Participant is a consultant or director, has ceased actively providing services to) the Company or Eligible Subsidiary, and the effective date on which such active employment (or active service-providing relationship) terminated. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, the Participant’s right to vest in the RSUs, if any, will terminate effective upon the expiry of the minimum statutory notice period, but the Participant will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will the Participant be entitled to any compensation for lost vesting. In any event, if employment standards legislation explicitly requires continued vesting during a statutory notice period, then the additional vesting provided under Section 4 is deemed to be inclusive of any entitlements that arise during the applicable statutory notice period. Securities Law Notice The Participant is permitted to sell the Shares acquired through the Plan through the designated broker appointed under the Plan, if any (or any other broker acceptable to the Company), provided the resale of the Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares is listed. The Shares are currently listed on the New York Stock Exchange. Foreign Asset/Account Reporting Information Foreign property, including RSUs, the Shares acquired under the Plan, and other rights to receive shares of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds C$100,000 at any time during the year. Thus, such unvested RSUs must be reported – generally at a nil cost – if the C$100,000 cost threshold is exceeded because the Participant holds other foreign property. When the Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Participant owns other shares of the same company, this ACB may need to be averaged with the ACB of the other shares. The Participant should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations. PARTICIPANTS IN CHINA Settlement Notice Applicable to Participants who are PRC Nationals Notwithstanding anything to the contrary in the Plan or the Agreement, no Shares will be issued to the Participant in settlement of the RSUs unless and until all necessary exchange control or other approvals with respect to the RSUs under the Plan have been obtained from the PRC State Administration of Foreign Exchange ("SAFE") or its local counterpart ("SAFE Approval"). In the event that SAFE Approval has not been obtained prior to any date(s) on which RSUs are scheduled to vest in accordance with the vesting schedule set forth in in the Agreement, any Shares which are contemplated to be issued in settlement of such vested RSUs shall be settled in cash or held by the Company in escrow on behalf of the Participant until SAFE Approval is obtained. Exchange Control Restrictions Applicable to Participants who are PRC Nationals If the Participant is a local national of the People’s Republic of China (“PRC”), the Participant agrees and acknowledges that upon RSU vesting the underlying Shares may be sold immediately or, at the Company’s discretion, at a later time. The Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization), and the Participant expressly authorizes such broker to complete the sale of such Shares. The Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the cash proceeds from the sale, less any brokerage fees or commissions, to the Participant in accordance with applicable exchange control laws and regulations and provided any liability for Tax Related Items resulting from the vesting of the RSUs has been satisfied. Due to fluctuations in the Share price and/or the U.S. Dollars exchange rate between the Vesting Date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the market value of the Shares on the Vesting Date. The Participant understands and agrees that the Company is not responsible for the amount of any loss the Participant may incur and that the Company assumes no liability for any fluctuations in the Share price and/or U.S. Dollars exchange rate. The Participant understands and agrees that, due to exchange control laws in China, the Participant will be required to immediately repatriate to China the cash proceeds from the sale of any Shares acquired at vesting of the RSUs and any dividends received in relation to the Shares. Participant further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account to be approved by the local foreign exchange administration, and the Participant hereby consents and agrees that the proceeds from the sale of the Shares acquired under the Plan and any dividends received in relation to the Shares may be transferred to such special account prior to being delivered to the Participant. The proceeds may be paid to the Participant in U.S. Dollars or local currency at the Company’s discretion. In the event the proceeds are paid to the Participant in U.S. Dollars, the Participant understands that he or she will be required to set up a U.S. Dollar bank account in China and provide the bank account details to the Employer and/or the Company so that the proceeds may be deposited into this account. In addition, the Participant understands and agrees that the Participant will be responsible for converting the proceeds into Renminbi Yuan at the Participant’s expense. If the proceeds are paid to the Participant in local currency, the Participant agrees to bear any currency fluctuation risk between the time the Shares are sold or dividends are paid and the time the proceeds are distributed to the Participant through any such special account. The Participant agrees to bear any currency fluctuation risk between the time the Shares are sold or dividends are received and the time the proceeds are distributed through any such special exchange account. Exchange Control Notice Applicable to Participants in the People’s Republic of China (“PRC”) The Participant understands that exchange control restrictions may limit the Participant’s ability to access and/or convert funds received under the Plan. The Participant should confirm the procedures and requirements for withdrawals and conversions of foreign currency with his or her local bank prior to the vesting of the RSUs/sale of the Shares. The Participant agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in the Peoples’ Republic of China. Foreign Asset/Account Reporting Information PRC residents are required to report to SAFE details of their foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents, either directly or through financial institutions. The Participant may be subject to reporting obligations for the Shares or awards acquired under the Plan and Plan-related transactions. It is the Participant's responsibility to comply with this reporting obligation and the Participant should consult his/her personal tax advisor in this regard. PARTICIPANTS IN FRANCE Non-Tax-Qualified Award The RSUs are not eligible for the specific tax and social security regime provided by sections L. 225-197- 1 to L. 225-197-5 and sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended, and the relevant sections of the French Tax Code or French Social Security Code. Consent to Receive Information in English By accepting the RSUs, the Participant confirms having read and understood the Plan, the Notice of Grant, the Agreement and this Addendum, including all terms and conditions included therein, which were provided in the English language. The Participant accepts the terms of those documents accordingly. Consentement afin de Recevoir des Informations en Anglais En acceptant les RSUs d'Achat d'Actions, le Bénéficiaire confirme avoir lu et compris le Plan, la Notification d’Attribution, le Contrat et la présente Annexe, en ce compris tous les termes et conditions y relatifs, qui ont été fournis en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause. Foreign Asset/Account Reporting Information The Participant may hold any Shares acquired under the Plan, any sales proceeds resulting from the sale of the Shares or any dividends paid on such Shares outside of France, provided the Participant declares all foreign accounts, whether open, current, or closed, in his or her income tax return. Failure to complete this reporting triggers penalties for the resident. Further, French residents with foreign account balances exceeding prescribed amounts may have additional monthly reporting requirements. Exchange Control Notice The value of any cash or securities imported or exported from France without the use of a financial institution must be reported to the customs and excise authorities if the value of such cash or securities is greater than a certain amount. The Participant should consult with his or her financial advisor for further details regarding this requirement. PARTICIPANTS IN GERMANY Exchange Control Notice Cross-border payments in excess of €50,000 must be reported to the German Federal Bank (Bundesbank). If the Participant makes or receives a payment in excess of this amount (including if the Participant acquires Shares with a value in excess of this amount under the Plan or sells Shares via a foreign broker, bank or service provider and receives proceeds in excess of this amount), and/or if the Company withholds or sells Shares with a value in excess of this amount to cover Tax-Related Items, the Participant must report the payment and/or the value of the Shares withheld or sold to Bundesbank. Such reports must be made either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available on the Bundesbank website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by the Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by the Bundesbank. The Participant is responsible for complying with applicable reporting obligations and should speak to his or her personal legal advisor on this matter. Foreign Asset/Account Reporting Information If the Participant’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, the Participant may need to report the acquisition when he or she files a tax return for the relevant year. A qualified participation occurs only if (i) the Participant owns 1% or more of the Company and the value of the Shares acquired exceeds €150,000, or (ii) the Participant holds Shares exceeding 10% of the Company’s total common stock. However, if the shares of Common Stock are listed on a recognized stock exchange (including the New York Stock Exchange) and the Participant owns less than 1% of the Company, this requirement will not apply to the Participant. PARTICIPANTS IN INDIA Exchange Control Notice The Participant must repatriate any proceeds from the sale of the Shares and any cash dividends acquired under the Plan to India and convert the proceeds into local currency within a certain period from the time of receipt. The Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where the Participant deposits the foreign currency. The Participant should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. Further, the Participant agrees to provide any information that may be required by the Company or the Employer to make any applicable filings under exchange control laws in India. It is the

Participant’s responsibility to comply with exchange control laws in India, and neither the Company nor the Employer will be liable for any fines or penalties resulting from the Participant’s failure to comply with applicable laws. Foreign Asset/Account Reporting Information The Participant is required to declare his or her foreign bank accounts and any foreign financial assets (including the Shares held outside India) in the Participant’s annual tax return. It is the Participant’s responsibility to comply with this reporting obligation and the Participant should consult his or her personal advisor in this regard as significant penalties may apply in the case of non-compliance. PARTICIPANTS IN ITALY Plan Document Acknowledgement In accepting the RSUs, the Participant acknowledges that he or she has received a copy of the Plan and the Agreement, has reviewed the Plan and the Agreement (including this Addendum) in their entirety and fully understands and accepts all provisions of the Plan and the Agreement (including this Addendum). The Participant further acknowledges that he or she has read and specifically and expressly approves, without limitation, the following sections of the Agreement: Section 7: Tax Obligations; Section 8: Nature of Grant; Section 14: Data Privacy; Section 17: Governing Law and Venue; Section 23: Addendum; Section 24: Imposition of Other Requirements and Section 25: Clawback. Foreign Asset/Account Reporting Information Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions, even if they do not directly hold the financial assets abroad. The Participant should consult his or her personal legal advisor to ensure compliance with applicable reporting requirements. Foreign Asset Tax Information The value of financial assets held outside of Italy (including Shares acquired under the Plan) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets assessed at the end of the calendar year. PARTICIPANTS IN JAPAN Foreign Asset/Account Reporting Information The Participant will be required to report to the Tax Office details of any assets held outside Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000. This report is due by June 30 each year. The Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to him or her and whether the requirement extends to any outstanding RSUs or the Shares acquired under the Plan. PARTICIPANTS IN KOREA Exchange Control Notice Korean residents holding or receiving cash in excess of USD 5,000 (including proceeds from the sale of Shares) outside Korea may be required to file an exchange control report with a Korean foreign exchange bank in advance of the deposit of such funds in an "overseas financial institution (such as a non-Korean bank). Generally, a brokerage account with a non-Korean broker should not be considered an "overseas" financial institution." The Participant should consult with a legal advisor prior to depositing sale proceeds in a foreign brokerage or other account to ensure compliance with any regulations applicable to any aspect of participation in the Plan. Foreign Asset/Account Reporting Information Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) based in foreign countries that have not entered into an “inter-governmental agreement for automatic exchange of tax information” with Korea to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds a certain threshold. The Participant should consult with the Participant's personal tax advisor for additional information about this reporting obligation. PARTICIPANTS IN MEXICO Labor Law Acknowledgement This provision supplements Section 8 of the Agreement. By accepting the RSUs, the Participant acknowledges that he or she understands and agrees that: (i) the RSUs are not related to the salary and other contractual benefits granted to the Participant by the Employer; and (ii) any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of employment. Policy Statement The grant of the RSUs the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability. The Company, with registered offices at offices 4114 Center at North Hills Street, Suite, 400 Raleigh NC 27609, United States of America, is solely responsible for the administration of the Plan. Participation in the Plan and the acquisition of the Shares under the Plan does not in any way establish an employment relationship between the Participant and the Company since the Participant is participating in the Plan on a wholly commercial basis and the Participant’s sole employer is the Subsidiary employing the Participant, as applicable, nor does it establish any rights between the Participant and the Employer. Plan Document Acknowledgment By participating in the Plan, the Participant acknowledges that he or she has received copies of the Plan and the Agreement, has reviewed the Plan and the Agreement in their entirety and fully understands and accept all provisions of the Plan and the Agreement. In addition, by participating in the Plan, the Participant further acknowledges that he or she has read and specifically and expressly approves the terms and conditions in Section 8 of the Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and its Subsidiaries are not responsible for any decrease in the value of the Shares underlying the RSUs. Finally, the Participant hereby declares that he or she does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of participation in the Plan and therefore grants a full and broad release to the Employer and the Company and its Subsidiaries with respect to any claim that may arise under the Plan. Spanish Translation Reconocimiento de la Ley Laboral Esta disposición complementa la Sección 8 del Contrato. Por medio de la aceptación de la RSU, el Participante acepta que entiende y acuerda que: (i) la RSU no se encuentra relacionada con el salario ni con otras prestaciones contractuales concedidas al Participante por parte del patrón; y (ii) cualquier modificación del Plan o su terminación no constituye un cambio o desmejora en los términos y condiciones de empleo. Declaración de Política El otrogamiento de RSUs por parte de la Compañía bajo el Plan es unilateral y discrecional y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y discontinuar el mismo en cualquier momento, sin ninguna responsabilidad. La Compañía, con oficinas registradas ubicadas en offices 4114 Center at North Hills Street, Suite, 400 Raleigh NC 27609, United States of America, es la única responsable por la administración del Plan. La participación en el Plan y la adquisición de Acciones bajo el Plan no establecen de forma alguna una relación de trabajo entre el Participante y la Compañía, ya que la participación en el Plan por parte del Participante es completamente comercial y el único patrón que emplea al Participante es la Subsidiaria, en caso de ser aplicable, así como tampoco establece ningún derecho entre el Participante y el patrón. Reconocimiento del Plan de Documentos Al participar en el Plan, el Participante reconoce que ha recibido copias del Plan y del Contrato, que el Plan y el Contrato han sido revisados en su totalidad y completamente entiende y acepta las disposiciones contenidas en el Plan y en el Contrato. Adicionalmente, al participar en el Plan, el Participante también reconoce que ha leído y que aprueba específica y expresamente los términos y condiciones contenidos en la Sección 8 del Contrato en la cual se encuentra claramente descrito y establecido lo siguiente: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el Plan y la participación en el mismo es ofrecida por la Compañía de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañía, así como sus Subsidiarias no son responsables por cualquier detrimento en el valor de las Acciones en relación con la RSU. Finalmente, por medio de la presente el Participante declara que no se reserva ninguna acción o derecho para interponer una demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de la participación en el Plan y en consecuencia, otorga el más amplio finiquito a su patrón, así como a la Compañía, a sus Subsidiarias con respecto a cualquier demanda que pudiera originarse en virtud del Plan. Securities Law Information The RSUs and Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Agreement and any other document relating to the RSUs may not be publicly distributed in Mexico. These materials are addressed to the Participant only because of the Participant’s existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of a Subsidiary of the Company in Mexico made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred. PARTICIPANTS IN THE NETHERLANDS There are no country-specific terms or conditions. PARTICIPANTS IN POLAND Exchange Control Notification Polish residents holding foreign securities (e.g., Shares) and/or maintaining accounts abroad are obligated to file quarterly reports with the National Bank of Poland incorporating information on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets possessed abroad) exceeds PLN 7 million. Polish residents are also required to transfer funds through a bank account in Poland if the transferred amount in any single transaction exceeds a specified threshold (currently €15,000). Polish residents are required to store documents connected with foreign exchange transactions for a period of five years from the date the exchange transaction was made. PARTICIPANTS IN SINGAPORE Securities Law Notice The grant of the RSUs is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and is not made to the Participant with a view to the Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Participant should note that the RSUs are subject to section 257 of the SFA and the Participant should not make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the RSUs in Singapore, unless such sale or offer is made after six (6) months of the grant of the RSUs or pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA. The Company's Common Stock is traded on the New York Stock Exchange, which is located outside of Singapore, under the ticker symbol “FTV” and the Shares acquired under the Plan may be sold through this exchange. Director Notification Requirement

If the Participant is a director (including an alternate, substitute, or shadow director1) of a Singapore Subsidiary of the Company, the Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when the Participant receives an interest (e.g., RSUs, the Shares, etc.) in the Company or any related company. In addition, the Participant must notify the Singapore Subsidiary when the Participant sells Shares of the Company or any related company (including when the Participant sells Shares acquired under the Plan). These notifications must be made within two (2) business days of (i) its acquisition or disposal, (ii) any change in a previously-disclosed interest (e.g., upon vesting of the RSUs or when Shares acquired under the Plan are subsequently sold), or (iii) becoming a director. If the Participant is the Chief Executive Officer of the Singapore Subsidiary of the Company, these requirements may also apply to the Participant. PARTICIPANTS IN SLOVAK REPUBLIC There are no country-specific provisions. PARTICIPANTS IN SWEDEN Responsibility for Taxes The following provision supplements Section 7 of the Agreement: Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax Related Items as set forth in Section 7 of the Agreement, in accepting the grant of RSUs, the Participant authorizes the Company and/or the Employer to sell or withhold shares of Common Stock otherwise deliverable to the Participant upon vesting to satisfy Tax Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax Related Items. PARTICIPANTS IN SWITZERLAND Securities Law Notice Neither this document nor any other materials relating to the RSUs, (i) constitute a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed nor otherwise made publicly available in Switzerland to any person other than an employee of the Company, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority including the Swiss Financial Market Supervisory Authority (“FINMA”). PARTICIPANTS IN TAIWAN Securities Law Notice The offer of participation in the Plan is available only for employees of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company. 1 A shadow director is an individual who is not on the board of directors of the Singapore Affiliate but who has sufficient control so that the board of directors of the Singapore Affiliate acts in accordance with the directions and instructions of the individual. Exchange Control Notice If the Participant is a resident of Taiwan, he or she may acquire foreign currency and remit the same out of or into Taiwan up to US$10,000,000 per year without justification. If the transaction amount is TWD$500,000 or more in a single transaction, the Participant must submit a Foreign Exchange Transaction Form. If the transaction amount is US$500,000 or more in a single transaction, the Participant also must provide supporting documentation to the satisfaction of the remitting bank. PARTICIPANTS IN UNITED ARAB EMIRATES Nature of Grant This provision supplements Section 8 of the Agreement: The Participant acknowledges that the RSUs and related benefits do not constitute a component of the Participant’s “wages” for any legal purpose. Therefore, the RSUs and related benefits will not be included and/or considered for purposes of calculating any and all labor benefits, such as social insurance contributions and/or any other labor-related amounts which may be payable. Securities Law Notice The Agreement, the Plan, and other incidental communication materials related to the RSUs are intended for distribution only to employees of the Company and its Subsidiaries for the purposes of an incentive scheme. The Emirates Securities and Commodities Authority and Central Bank have no responsibility for reviewing or verifying any documents in connection with this statement. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved this statement nor taken steps to verify the information set out in it, and have no responsibility for it. The securities to which this statement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If the Participant has any questions regarding the context of the Agreement, including the Addendum, or the Plan, the Participant should obtain independent professional advice. PARTICIPANTS IN THE UNITED KINGDOM Tax Obligations This provision supplements Section 7 of the Agreement: Without limitation to Section 7 of the Agreement, the Participant hereby agrees that the Participant is liable for all Tax Related Items and hereby covenants to pay all such Tax Related Items, as and when requested by the Company, or the Employer, or by HM Revenue & Customs (“HRMC”) (or any other tax authority or any other relevant authority). The Participant also hereby agrees to indemnify and keep indemnified the Company and, if different, the Employer, against any Tax Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Participant's behalf. Notwithstanding the foregoing, if the Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the Participant may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by the Participant, as it may be considered a loan. In this case, the amount of any uncollected amounts may constitute a benefit to the Participant on which additional income tax and National Insurance Contributions may be payable. The Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer for the value of any National Insurance Contributions due on this additional benefit, which the Company or the Employer may recover by any of the means referred to in Section 7 of the Agreement.